THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE CONFIDENTIAL INFORMATION ON PAGE 1 HAS BEEN REPLACED WITH ASTERISKS.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                                                                  Exhibit 10.21


                         Dated As Of __________ __, 1999


Mr. Frank Chandler
Midland Credit Management, Inc.
500 West First Street
Hutchinson, Kansas 67504

                  Re:      Amendment of Receivable Purchase Agreement

Dear Frank:

                  This letter agreement, by and between MONTGOMERY WARD CREDIT CORPORATION AND MONOGRAM CREDIT CARD BANK OF GEORGIA (collectively, the "Sellers") AND MIDLAND CREDIT MANAGEMENT, INC. (the "Buyer"), amends that certain Receivable Purchase Agreement, dated as of AUGUST 28, 1998, by and between the Sellers and the Buyer, as such agreement has been amended by prior letter agreements of September 1998 and January 1999 (the "Agreement"). Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Agreement.

1. For purposes of the sale and purchase of Receivables transactions between the Sellers and the Buyer in 1999, the definitions set forth in Section 1 of the Agreement with respect to "Periodic Purchase Date", "Periodic Purchase Price" and "Write Off Period", shall be amended as follows:

         "Periodic Purchase Date" means February 26, 1999, March 26, 1999, April 30, 1999, May 28, 1999, June 25, 1999, July 30, 1999, August 27, 1999,
         September 24, 1999, October 29, 1999, November 26, 1999, and December 29, 1999 (or with respect to any such date, such earlier date as may be agreed to by the parties in writing), and on each of such date Sellers shall sell, and Buyers shall purchase, the Receivables listed on the Periodic Receivables Schedule for such date.

         "Periodic Purchase Price" means on each Periodic Purchase Date, an amount equal to (a) [*] multiplied by (b) the balance of the Receivables being sold on such Periodic Purchase Date as of the Cut-Off Date, as reflected on the Periodic Receivable Schedule (as indicated by Sellers prior to such Periodic Purchase Date).

         "Write-Off Period" means the following for each Periodic Purchase Date:

          February 26, 1999 (or such earlier date as The period commencing January 1, 1999 through and may be agreed to in writing) including February 19, 1999
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March 26, 1999 (or such earlier date as may  be agreed to in writing)
The period commencing February 20, 1999 through and including March 19, 1999

April 30, 1999 (or such earlier date as may  be agreed to in writing)
The period commencing March 20, 1999 through and including April 23, 1999

May 28, 1999 (or such earlier date as may be agreed to in writing)
The period commencing April 24, 1999 through and including May 21, 1999

June 25, 1999 (or such earlier date as may be agreed to in writing) The period commencing May 22, 1999 through and including June 18, 1999

July 30, 1999 (or such earlier date as may be agreed to in writing)
The period commencing June 19, 1999 through and including July 23, 1999

August 27, 1999 (or such earlier date as may be agreed to in writing)
The period commencing July 24, 1999 through and including August 20, 1999

September 24, 1999 (or such earlier date as may be agreed to in writing)
The period commencing August 21, 1999 through and including September 17, 1999

October 29, 1999 (or such earlier date as may be agreed to in writing)
The period commencing September 18, 1999 through and including October 22, 1999

November 26, 1999 (or such earlier date as may be agreed to in writing)
The period commencing October 23, 1999 through and including November 19, 1999

December 29, 1999 (or such earlier date as may be agreed to in writing)
The period commencing November 20, 1999 through and including December 24, 1999

2.       Section 6.3(b) of the Agreement shall be replaced with the following:

         (b) Determine whether the statute of limitations with respect to the Receivables has expired, and if Buyer determines to collect or attempt to collect Receivables, if any, as to which the statute of limitations has expired, Buyer shall do so only to the extent and in a manner permitted by law;

3. At the end of Section 8.1 of the Agreement (i.e. after subsection 8.1(g)), add the following paragraph: ----

         For the avoidance of doubt and notwithstanding anything otherwise provided herein, the parties hereto acknowledge and agree that a Receivable shall not constitute a Non-Conforming Receivable, or that a representation or warranty of Seller shall be untrue or breached, solely because the statute of limitations applicable to the Receivable has expired.




                                       2
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4.   Except as provided herein, all of the terms and conditions of the Agreement shall continue in full force and effect, and shall be fully binding on the parties hereto to the extent applicable in the Agreement prior to execution of this letter agreement. Upon execution of this letter agreement, each reference to "this Agreement", 'hereunder', "hereof", or words of like import, shall mean and be a reference to the Agreement as amended hereby.

5. This letter agreement may be executed in multiple counterparts, all of which when taken together shall constitute one and the same document, and any of the parties hereto may execute this letter agreement by signing any such counterpart.

6. If the foregoing correctly states your understanding of the agreement between the Sellers and the Buyer, kindly acknowledge the same by signing this letter agreement and returning it to the undersigned.


MONTGOMERY WARD CREDIT      MONOGRAM CREDIT CARD            MIDLAND CREDIT
CORPORATION                 BANK OF GEORGIA                 MANAGEMENT, INC.

By:                         By:                             By:

/s/ BRENT P. WALLACE        /s/ LAUREN K. POOREY            /s/ FRANK CHANDLER
---------------------       --------------------------      -------------------


Title:                      Title:                           Title:

VICE PRESIDENT              VP-COMPLIANCE & OPERATIONS       PRES.
---------------------       --------------------------       ------------------



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